UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-02328

Boulder Growth and Income Fund, Inc.
(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A Boulder, CO		80302
(Address of principal executive offices)		(Zip code)

Stephen C. Miller, Esq. 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant's telephone number, including area code:		303-444-5483

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2008

Item 1. Schedule of Investments.

Portfolio of Investments as of February 29, 2008	Boulder Growth and Income Fund, Inc.

(Unaudited)

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-91.7%
DOMESTIC COMMON STOCKS-60.6%
Beverages-5.1%
164,500	Anheuser-Busch Companies, Inc. (a)	$7,746,305

Buildings - Residential/Commercial-0.4%
11,400	DR Horton, Inc. (a)	159,942
3,300	KB Home (a)	78,969
7,600	Ryland Group, Inc. (a)	215,004
6,300	Toll Brothers, Inc.† (a)	133,623
		587,538
Construction Machinery-0.9%
20,000	Caterpillar, Inc.	1,446,600

Data Processing - Management-0.6%
20,690	Fidelity National Information Services, Inc. (a)	858,428

Diversified-30.3%
310	Berkshire Hathaway, Inc., Class A†	43,400,000
500	Berkshire Hathaway, Inc., Class B†	2,337,250
		45,737,250
Diversified Financial Services-3.2%
35,000	American Express Company (a)	1,480,500
22,000	Legg Mason, Inc. (a)	1,452,880
50,000	Moody’s Corporation (a)	1,899,000
		4,832,380
Health Care Products & Services-0.7%
18,000	Johnson & Johnson	1,115,280

Insurance-3.0%
35,000	American International Group, Inc.	1,640,100
47,074	Fidelity National Financial, Inc. (a)	828,973
40,000	First American Corporation (a)	1,393,200
27,000	Marsh & McLennan Companies, Inc. (a)	687,690
		4,549,963
Manufacturing-2.7%
50,500	Eaton Corporation (a)	4,071,815

Real Estate Investment Trust (REIT)-2.1%
75,000	Nationwide Health Properties, Inc. (a)	2,274,750
15,000	Regency Centers Corporation (a)	890,250
		3,165,000
Retail-10.0%
40,000	The Home Depot, Inc. (a)	1,062,000
240,000	Wal-Mart Stores, Inc.	11,901,600
60,000	Walgreen Company (a)	2,190,600
		15,154,200

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
Registered Investment Company (RIC)-1.6%
144,000	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	$2,364,480
	Total Domestic Common Stocks (cost $65,675,582)	91,629,239

FOREIGN COMMON STOCKS-19.2%
Australia-0.8%
983,610	ING Office Fund, REIT (a)	1,223,692

Bermuda-0.0%
1,760	Brookfield Infrastructure Partners LP (a)	33,088

Canada-1.2%
10,200	Bank of Nova Scotia	497,711
44,000	Brookfield Asset Management, Inc. - Class A (a)	1,308,229
		1,805,940
France-1.6%
9,500	Unibail-Rodamco, REIT	2,333,472

Hong Kong-6.6%
185,000	Cheung Kong Holdings, Ltd.	2,829,455
600,000	Hang Lung Properties, Ltd., REIT	2,217,038
500,000	Henderson Investment, Ltd., REIT	25,062
104,500	Henderson Land Development Co., Ltd.	831,364
1,500,000	Midland Holdings, Ltd.	2,062,810
650,000	Wheelock & Co., Ltd., REIT	1,933,964
		9,899,693
Japan-0.6%
250	New City Residence Investment Corporation, REIT	919,745

Netherlands-1.2%
31,663	Heineken NV	1,797,248

New Zealand-2.7%
4,150,135	Kiwi Income Property Trust, REIT	4,126,713

Singapore-0.9%
850,000	Ascendas Real Estate Investment Trust	1,371,558

Turkey-0.0%
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S., REIT†	54,426

United Kingdom-3.6%
65,000	British Land Co. PLC, REIT	1,230,269
25,000	Diageo PLC, Sponsored ADR	2,052,500
235,000	Lloyds TSB Group PLC	2,119,939
		5,402,708
	Total Foreign Common Stocks (cost $21,465,207)	28,968,283

AUCTION MARKET PREFERRED SECURITIES-11.9%
228	Advent Claymore Global Convertible Securities & Income Fund Series W	5,700,000
110	Cohen & Steers REIT & Preferred Income Fund, Inc.	2,750,000
98	Cohen & Steers Select Utility Fund, Series M7	2,450,000

Shares/ Par Value	Description	Value (Note 1)
AUCTION MARKET PREFERRED SECURITIES - continued
120	Gabelli Dividend & Income Trust	$3,000,000
160	Neuberger Berman Real Estate Fund, Series A	4,000,000
	Total Auction Market Preferred Securities (cost $17,900,290)	17,900,000
	Total Long Term Investments (cost $105,041,079)	138,497,522

SHORT TERM INVESTMENTS-23.9%
BANK DEPOSITS-0.5%
792,421	Eurodollar Time Deposit, 2.352% due 03/03/08 (cost $792,421)	792,421

FOREIGN GOVERNMENT BONDS-7.3%
New Zealand-1.7%
3,300,000	New Zealand Treasury Bill, 6.000% due 07/15/08(a) NZD	2,631,266

United Kingdom-5.6%
4,230,000	United Kingdom Treasury Bill, due 03/10/08(b) GBP	8,404,866
	Total Foreign Government Bonds (cost $11,078,943)	11,036,132

INVESTMENT OF SECURITY LENDING COLLATERAL-16.1%
24,375,932	State Street Navigator Securities Lending Prime Portfolio (cost $24,375,932)	24,375,932

	Total Short Term Investments (cost $36,247,296)	36,204,485

Total Investments-115.6%
	(cost $141,288,375)	174,702,007
	Other Assets and Liabilities-(15.6)%	(23,576,383)
	Total Net Assets Available to Common Stock and Preferred Stock-100%	151,125,624
	Auction Market Preferred Stock (AMPs) Redemption Value	(25,000,000)
	Total Net Assets Available to Common Stock	$126,125,624

†		Non-income producing security.
(a)		Securities or partial securities on loan. See Note 1.
(b)		Zero coupon bond.

ADR	-	American Depositary Receipt
GBP	-	British Pound
NZD	-	New Zealand Dollar

Boulder Growth and Income Fund, Inc.

February 29, 2008 (Unaudited)

Note 1. Valuation and Investment Practices

Portfolio Valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund’s net assets attributable to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the three months ended February 29, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of February 29, 2008 in valuing the Fund’s investments carried at value:

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Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$138,497,522
Level 2 - Other Significant Observable Inputs	36,204,485
Level 3 - Significant Unobservable Inputs	—
Total	$174,702,007

*Other financial instruments include futures, forwards and swap contracts.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Lending of Portfolio Securities:  The Fund, using State Street Bank and Trust Company as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which is invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.  Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of the Fund’s Portfolio of Investments. Although risk is

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mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

As of February 29, 2008, the Fund had outstanding loans of securities of 24,914,416 to certain approved brokers for which the Fund received collateral of $24,375,932.

Note 2. Unrealized Appreciation/(Depreciation)

On February 29, 2008, based on cost of $141,665,532 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $35,152,456 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,115,981.

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Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOULDER GROWTH AND INCOME FUND, INC.

By	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	4/24/08

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)
Date	4/24/08
By	/s/Carl D. Johns
Carl D. Johns, Chief Financial Officer, Vice President and Treasurer (Principal Financial Officer)
Date	4/24/08